IXIS INCOME DIVERSIFIED PORTFOLIO
                                (the "Portfolio")



     Supplement dated March 1, 2006 to the IXIS Income Diversified Portfolio
                  Prospectus dated November 1, 2005, as may be
                   revised and supplemented from time to time


Effective March 1, 2006, the first paragraph of the section "Loomis Sayles Multi-Sector Bond Discipline" within the section "Goals, Strategies and Risks" is amended and restated as follows:

This portion of the Portfolio, the second of two portions managed by Loomis Sayles, invests primarily in investment grade fixed income securities, although it may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. This portion of the Portfolio may invest in fixed income securities of any maturity.


                                                                      SP293-0306